Exhibit 99.1
February 10, 2014

Bitcoin Shop Inc.
(f/k/a TouchIt Technologies, Inc.)
10020 Raynor Road
Silver Spring, Maryland 20901

Dear Sirs:

This agreement (the “Lockup Agreement”) is being delivered to you in connection with those certain Exchange Agreements (the “Exchange Agreements”), dated as of February 5, 2014 (the “Exchange Date”), each by and between Bitcoin Shop Inc. f/k/a TouchIt Technologies, Inc., a Nevada corporation (the “Company”) and an investor party thereto, with respect to exchange of certain convertible notes of the Company for Series B Convertible Preferred Stock (the “Preferred Shares”), which will, among other things, be convertible into shares of the Company's common stock, par value $0.001 per share (the “Common Stock”).

The undersigned holder of Preferred Shares (the “Holder”) agrees that during the period commencing on the Effective Time (as defined below) and ending on May 10, 2014, neither the Holder nor any of its Affiliates, collectively, shall convert any Preferred Shares into Common Stock (each, a “Conversion”) unless at the time of such conversion (the “Conversion Time”, and such date, the “Conversion Date”) the number of shares of Common Stock issuable upon such conversion does not exceed the Holder’s Permitted Conversion Amount.  Notwithstanding the foregoing, with respect to any such Conversion by the Holder, the Company shall not permit (in any manner) such Conversion unless the Holder (or its Affiliate, if applicable) shall have delivered to the Company (or its agent or representative) reasonable proof of compliance by the Holder (or its Affiliate, if applicable) with the foregoing restrictions with respect to such Conversion Time (e.g., screen captures from a Bloomberg terminal) (“Proof of Compliance”)..

For the purpose of this Lockup Agreement, the following definitions shall apply: (a) “Affiliate” means, with respect to any specified person, (x) any other person who or which, directly or indirectly, controls, is controlled by, or is under common control with such specified person, including, without limitation, any partner, officer, director, member of such person and any fund now or hereafter existing that is controlled by or under common control with one or more general partners or managing members of, or shares the same management company with, such person or (y) if such person is a natural person, such person’s spouse, lineal descendant (including any adopted child or adopted grandchild) or other family member, or a custodian or trustee of any trust, partnership or limited liability company for the benefit of, in whole or in part, or the ownership interests of which are, directly or indirectly, controlled by, such Person or any other member or members of such person’s family; (b) “Permitted Conversion Amount” means, as of any Conversion Time, the difference of (x) the Holder’s Pro Rata Percentage of the composite aggregate trading volume of the Common Stock as reported on the “HP” screen of Bloomberg, L.P. (the “Applicable Volume”) during the two day period commencing on the trading day immediately prior to the Conversion Date and ending and including the Conversion Date (or, if determined during a trading day, ending at the applicable Conversion Time) less (y) the number of shares of Common Stock with respect to any prior Conversions on such Conversion Date; and (c) “Pro Rata Percentage” means, with respect to the Holder, the percentage opposite the name of the Holder in column (2) on Schedule I attached hereto.

This Lockup Agreement shall become effective as of the time (the “Effective Time”) that a duly authorized signatory of the Company and the Holder and each of the other holders of Preferred Shares set forth in column (1) on Schedule I attached hereto (and any Assignee, if any) (the “Other Holders”) shall have duly executed and delivered agreements in the form of this Lockup Agreement with the Company (such agreements (other than this Lockup Agreement) and any Assignee Agreement, collectively, the “Other Lockup Agreements”) to the other party thereto, with copies to the Holder.

Notwithstanding anything herein to the contrary, on or after the date hereof, the Holder may sell or transfer all, or any part, of the Holder’s Preferred Shares to any person (an “Assignee”) without complying with (or otherwise limited by) the restrictions set forth in the second paragraph of this Lockup Agreement; provided, that an authorized signatory of the Company and such Assignee duly executes and delivers a lockup agreement in the form of this Lockup Agreement with respect to such transferred Preferred Shares (an “Assignee Agreement”) to the selling Holder, with a copy to each of the Other Holders.

The Company shall institute policies and procedures to review and reasonably corroborate the Proof of Compliance and shall not permit any conversion of the Preferred Shares except in compliance with the terms of this Lockup Agreement and the Other Lockup Agreements.  The Company shall maintain a register of the Preferred Shares, including the names of the Holders thereof and, with respect to each of the Holders, each date and amount of Preferred Shares converted, a copy of which shall be distributed to the Holder within one business day of any request to review such register by the Holder.  The Company shall use its reasonable best efforts to enforce each Other Lockup Agreements in accordance with its obligations set forth herein, and understands that securing the Other Lockup Agreements is a condition to this Lockup Agreement.

The Company further represents and warrants as of the date hereof and covenants and agrees from and after the date hereof that none of the terms offered to any Other Holder with respect to any consent, release, amendment, settlement or waiver relating to the terms, conditions and transactions contemplated hereby (each a “Modification Agreement”), is or will be more favorable to such Other Holder than those set forth in this Lockup Agreement or provided to any Other Holder.  If, and whenever on or after the date hereof, the Company desires to enter into a Modification Agreement, then (i) the Company shall provide the Holder with notice thereof (x) at least two (2) business days prior to the consummation of such Modification Agreement and (y) upon the consummation of such Modification Agreement and (ii) upon the consummation of such Modification Agreement, the terms and conditions of this Lockup Agreement shall be, without any further action by the Holder or the Company, automatically amended and modified in an economically and legally equivalent manner such that the Holder shall receive the benefit of the more favorable terms and/or conditions (as the case may be) set forth in such Modification Agreement, provided that upon written notice to the Company at any time the Holder may elect not to accept the benefit of any such amended or modified term or condition, in which event the term or condition contained in this Lock-up Agreement or the Preferred Shares (as the case may be) shall apply to the Holder as it was in effect immediately prior to such amendment or modification as if such amendment or modification never occurred with respect to the Holder and the Preferred Shares.

On or before 9:30 a.m., New York time, on the first (1st) business day following the date of this Lockup Agreement, the Company shall file a Current Report on Form 8-K describing all the material terms of the transactions contemplated by this Lockup Agreement in the form required by the Securities Exchange Act of 1934, as amended, and attaching the form of Lockup Agreement (including all attachments, the “8-K Filing”).  From and after the issuance of the 8-K Filing, the Company shall have disclosed all material, non-public information (if any) delivered to the Holder by the Company or any of its subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the this Lockup Agreement.

Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Lockup Agreement must be in writing.

This Lockup Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersede all prior negotiations, letters and understandings relating to the subject matter hereof and are fully binding on the parties.

This Lockup Agreement may be executed simultaneously in any number of counterparts.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.  This Lockup Agreement may be executed and accepted by facsimile signature and any such signature shall be of the same force and effect as an original signature.

The terms of this Lockup Agreement shall be binding upon and shall inure to the benefit of each of the parties hereto and their respective successors and assigns.

This Lockup Agreement may not be amended or modified except in writing signed by each of the parties hereto.

All questions concerning the construction, validity, enforcement and interpretation of this letter agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this letter agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this letter agreement or any transaction contemplated hereby.

Each party hereto acknowledges that, in view of the uniqueness of the transactions contemplated by this Lockup Agreement, the other party hereto would not have an adequate remedy at law for money damages in the event that this Lockup Agreement has not been performed in accordance with its terms, and therefore agrees that such other parties shall be entitled to specific enforcement of the terms hereof in addition to any other remedy to which it may be entitled, at law or in equity

Very truly yours,

______________________________
Exact Name of Securityholder

______________________________
Authorized Signature.

______________________________
Title

Agreed to and Acknowledged:

Bitcoin Shop Inc.
(f/k/a TouchIt Technologies, Inc.)
By: _______________________
Name:
Title: